UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             --------------------

                                   FORM 8-K

                                CURRENT REPORT
                             ---------------------

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 4, 2006

                             WYNN RESORTS, LIMITED
            (Exact name of registrant as specified in its charter)

             Nevada                      000-50028              46-0484987
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of  incorporation)                                  Identification No.)


       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                     89109
(Address of principal executive offices of each registrant)      (Zip Code)

                                (702) 770-7555
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

          On March 4, 2006, Wynn Resorts, Limited and Wynn Resorts (Macau), S.A. entered into an agreement with Publishing and Broadcasting Limited ("PBL") to sell to PBL a subconcession in the Macau Special Administrative Region ("SAR") of the People's Republic of China for $900 million. The subconcession will allow PBL to own and operate hotel casino resorts in the Macau SAR. The transaction is subject to the approval of the Macau government.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 8, 2006

                                            Wynn Resorts, Limited


                                            By: /s/ John Strzemp
                                                -------------------------------
                                                John Strzemp
                                                Chief Financial Officer